Exhibit 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

Dated as of November 1, 2023

-i-

This REGISTRATION RIGHTS AGREEMENT, dated as of November 1, 2023 (this “Agreement”), is made between RENAISSANCERE HOLDINGS LTD., a Bermuda exempted company limited by shares (together with its successors and permitted assigns, the “Company”), and AMERICAN INTERNATIONAL GROUP, INC., a Delaware corporation (“AIG”).

A.

On May 22, 2023 (the “Signing Date”), the Company and AIG entered into the Stock Purchase Agreement, dated as of the Signing Date (as amended, modified or supplemented, the “Stock Purchase Agreement”), providing for, among other things, the issuance to AIG of certain securities of the Company.

B.	On the date hereof, pursuant to the Stock Purchase Agreement, AIG has acquired from the Company 1,322,541 common shares, par value $1.00 per share, of the Company.

C.

Pursuant to Section 5.24 of the Stock Purchase Agreement, the Company and AIG desire to establish in this Agreement certain terms and conditions concerning AIG’s and other Investors’ relationships with and investments in the Company, including the registration rights for Registrable Securities set forth in this Agreement.

Now, therefore, the parties hereto agree as follows:

D.	Capitalized terms used in this Agreement are used as defined in Section 3.15.

ARTICLE I

REGISTRATION RIGHTS

1.1 Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any Equity Securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee share plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) in which the only Equity Securities being registered are Common Shares issuable upon conversion of debt securities that are also being registered), whether for its own account or for the account of one or more shareholders of the Company (other than the Investors) (a “Piggyback Registration”), the Company shall give prompt written notice to each Investor (which notice shall be held in confidence by the Investor until the offering is publicly disclosed) of its intention to effect such a registration (but in no event less than ten (10) Business Days prior to the proposed date of filing of the applicable Registration Statement (or, in connection with an offering that the Company reasonably determines is necessary to cover capital losses or adverse reserve developments as a result of claims arising from a severe natural disaster or catastrophe or another event that is reasonably expected to reduce the Company’s shareholders’ equity by more than 10%, such fewer number of Business Days as the Company shall determine in its reasonable discretion)) and, subject to Sections 1.1(b), 1.1(c) and 2.1, shall include in such Registration Statement and in any offering of Equity Securities to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Investor for the account of such Investor, provided that the Company has received a written request for inclusion therein from such Investor no later than five (5) Business Days (or, in connection with an offering that the Company reasonably determines is necessary to cover capital losses or adverse reserve developments as a result of claims arising from a severe natural disaster or catastrophe or another event that is reasonably expected to reduce the Company’s shareholders’ equity by more than 10%, such fewer number of Business Days as the Company shall determine in its reasonable discretion) after the date on which the Company has given notice of the Piggyback Registration to Investors. The Company may terminate, delay or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion and, thereupon, (x) in the case of a determination to terminate or withdraw any registration, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 1.1 in connection with such registration and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 1.1 for the same period as the delay in registering the other

Equity Securities covered by such registration. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-1 or S-3 or another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Investors shall be promptly notified (but in no event less than ten (10) Business Days prior to the proposed date of filing of the applicable Registration Statement (or, in connection with an offering that the Company reasonably determines is necessary to cover capital losses or adverse reserve developments as a result of claims arising from a severe natural disaster or catastrophe or another event that is reasonably expected to reduce the Company’s shareholders’ equity by more than 10%, such fewer number of Business Days as the Company shall determine in its reasonable discretion)) by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Take-Down”), subject to the same rights and limitations that are applicable to any other Piggyback Registration as set forth above.

(b) Priority on Primary Registrations. If a Piggyback Registration or Piggyback Shelf Take-Down is initiated as a primary underwritten offering by or on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the price, timing or distribution of the securities to be sold in such offering, the Company shall include in such Piggyback Registration or Piggyback Shelf Take-Down: (i) first, the Equity Securities that the Company proposes to sell in such offering and (ii) second, the Registrable Securities (and, with respect to Other Stockholders, Equity Securities) requested to be included in such registration by AIG or any other Investor (and, if applicable, Other Stockholders), allocated, in the case of this clause (ii), pro rata among such Investors (and, if applicable, the Other Stockholders) on the basis of the number of the Registrable Securities (and, with respect to Other Stockholders, Equity Securities) initially proposed to be included by each such Investor (and, if applicable, Other Stockholder) in such offering.

(c) Priority on Secondary Registrations. If a Piggyback Registration or a Piggyback Shelf Take-Down is initiated as an underwritten offering by or on behalf of a Person or Persons other than the Company (each such Person, a “Demand Holder”), and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities requested to be included in such offering, exceeds the number of Equity Securities which can reasonably be expected to be sold in such offering without adversely affecting the price, timing or distribution of the securities to be sold in such offering, the Company shall include in such Piggyback Registration or Piggyback Shelf Take-Down: (i) first, the Equity Securities requested to be included by the Demand Holder or Demand Holders ; (ii) second, the Registrable Securities (and, with respect to Other Stockholders, Equity Securities) requested to be included in such registration by AIG, any other Investor and the Other Stockholders (other than any Demand Holders), allocated, in the case of this clause (ii), pro rata among such Investors and such Other Stockholders on the basis of the number of Registrable Securities (and, with respect to Other Stockholders, Equity Securities) initially proposed to be included by each such Investor and such Other Stockholders in such offering; and (iii) third, any Equity Securities that the Company proposes to sell in such offering.

(d) Selection of Underwriters. In any Piggyback Registration or Piggyback Shelf Take-Down, including if initiated as a primary underwritten offering on behalf of the Company or another securityholder, the Company shall have the right to select the investment banking firm(s) to act as the underwriters (including managing underwriter(s)) in connection with such offering, provided that the Company shall take into account in good faith any advice of AIG with respect thereto.

(e) Right to Withdraw. Each Investor shall (1) have the right to withdraw such Investor’s request for inclusion of its Registrable Securities in any underwritten offering at any time at least one (1) Business Day prior to the execution of an underwriting agreement with respect thereto, and (2) be permitted to withdraw all or part of such Investor’s Registrable Securities from a Piggyback Registration at any time at least one (1) Business Day prior to the filing of the applicable Registration Statement or prospectus supplement thereof, in each case by giving written notice to the Company of such Investor’s request to withdraw.

1.2 Shelf Registration Statement.

(a) The Company shall prepare and file and use reasonable best efforts to cause to be declared effective or otherwise become effective pursuant to the Securities Act, no later than the date that is five (5) Business Days before the First Restricted Period Termination Date (the “Registration Date”), a Shelf Registration Statement in order to provide for resales of all Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. In addition, following the Registration Date, the Company shall from time to time file such additional Shelf Registration Statements to cover resales of any Registrable Securities that are not registered for resale pursuant to a pre-existing Shelf Registration Statement and will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective or otherwise to become effective under the Securities Act. Any Shelf Registration Statement filed pursuant to this Section 1.2 shall be on Form S-3 (or a successor form) if the Company is eligible to use such form and shall be an Automatic Shelf Registration Statement if the Company remains a WKSI.

(b) Subject to the provisions of Section 1.3, the Company shall use its reasonable best efforts to keep the Shelf Registration Statement (or any replacement Shelf Registration Statement) filed pursuant to Section 1.2(a) continuously effective during the term of this Agreement. During the term of this Agreement, the Company shall use its reasonable best efforts to maintain eligibility to be able to file and use an Automatic Shelf Registration Statement on Form S-3 (or any successor form thereto).

1.3 Registration Procedures.

(a) In connection with the registration obligations of the Company pursuant to and in accordance with this Agreement, the Company will use its reasonable best efforts to effect the registration and sale of Registrable Securities in accordance with the methods of disposition thereof, of which AIG and the other Investors have notified the Company prior to the filing by the Company of the applicable Registration Statement, as promptly as reasonably practicable, and, in connection therewith, the Company shall:

(i) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities (including all exhibits, financial statements and any document required under the Securities Act to be filed therewith), cooperate with underwriters’ counsel in an underwritten offering in connection with all required filings with FINRA and any securities exchange or inter-dealer quotation system and thereafter use its reasonable best efforts to cause such Registration Statement to become effective upon filing but in any event as soon as reasonably practicable after the filing of such Registration Statement; provided, that as soon as reasonably practicable before filing a Registration Statement or any amendments or supplements thereto (other than reports required to be filed by it under the Exchange Act that are incorporated or deemed to be incorporated by reference into the Registration Statement), the Company will furnish to AIG, the other Investors and the underwriters (if any) copies of all documents proposed to be filed (along with copies of any and all correspondence with the SEC relating such Registration Statement or Prospectus) and give AIG, the other Investors and the underwriters (if any) as much time as reasonably practicable to review and comment on the same prior to filing any such documents. In the case of a Registration Statement pursuant to Section 1.1, the Company will not file any Registration Statement or amendment or supplement to such Registration Statement to which AIG or underwriters (if any) will have reasonably objected to any disclosure therein related to AIG or the underwriters (if any) or the Registrable Securities held by AIG;

(ii) use reasonable best efforts to prepare and file with the SEC such amendments and supplements to any Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(iii) supply all information reasonably requested by AIG or its representatives in connection with the Registration Statement that is customarily provided by issuers and their representatives in connection with a Registration Statement;

(iv) use reasonable best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such Governmental Authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the sale of such Registrable Securities;

(v) furnish to AIG and the other Investors, without charge, such number of conformed copies of such Registration Statement and of each amendment, post-effective amendment, or supplement thereto, and deliver, without charge, such number of copies of each preliminary prospectus, final prospectus and any amendment or supplement thereto, and, in each case, all exhibits (including those incorporated by reference) and other documents filed therewith or incorporated by reference therein and such other documents as AIG and the other Investors may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by it or any other Investor;

(vi) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as AIG, the other Investors and underwriters (if any) reasonably request in writing and do any and all other acts or things reasonably necessary to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of the offering pursuant to the Registration Statement in such jurisdictions; provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 1.3(a)(vi);

(vii) as promptly as reasonably practicable notify AIG and the other Investors, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in a Registration Statement or the Registration Statement or amendment or supplement relating to such Registrable Securities contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made or, for any other reason, does not comply with the Securities Act, and, as promptly as practicable, prepare and file (subject to compliance with Section 1.3(a)(i) hereof) with the SEC a supplement or amendment to such prospectus and Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus and Registration Statement will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made and will comply with the Securities Act; provided, that any Investor receiving information pursuant to this Section 1.3(a)(vii) shall hold any of the information communicated pursuant to this Section 1.3(a)(vii) in confidence until is publicly disclosed;

(viii) as promptly as reasonably practicable notify AIG, the other Investors and each underwriter (if any) (A) when the prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective, (B) of any written comments by the SEC or any request by the SEC or any other Governmental Authority for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for such purpose, and (D) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or, to the knowledge of the Company, threatening of any proceeding for such purpose;

(ix) use reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange reasonably selected by the Company;

(x) enter into such customary agreements (including underwriting agreements in form, scope and substance as is acceptable to the Company acting reasonably, which shall not by virtue of this agreement be required to include any “clear market” restrictions on the Company) and take all such appropriate and reasonable other actions as AIG, the Investors or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities¸ including making members of senior management of the Company available to participate on a reasonable basis in “road show” and other customary marketing activities reasonably requested by the managing underwriter(s);

(xi) if such offering is an underwritten offering, make available upon reasonable notice at reasonable times and for reasonable periods for inspection by AIG, the other Investors, any underwriter participating in any disposition pursuant to such Registration Statement and any counsel, accountant or other agent retained by AIG and the other Investors or any such underwriter, all financial and other records, pertinent corporate documents of the Company related to the Company and its business as will be reasonably necessary and requested by such Investor(s) or underwriters to enable them to reasonably exercise their due diligence responsibilities, provided that each of AIG, the other Investors, any such underwriter and any counsel, accountant or other agent retained by AIG, the other Investors or any such underwriter will, if requested, enter into a customary confidentiality agreement with the Company;

(xii) use reasonable best efforts to, as soon as reasonably practicable, incorporate in a prospectus supplement or post-effective amendment such information as the underwriters, if any, and AIG or other Investors may reasonably request in order to permit the intended method of distribution of the Registrable Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xiii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, as soon as reasonably practicable (and in any case, within the required time period), an earnings statement in a form that satisfies the provisions of Section 11(a) of the U.S. Securities Act and Rule 158 thereunder, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(xiv) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related prospectus or ceasing trading of any securities included in such Registration Statement for sale in any jurisdiction, use reasonable best efforts promptly to obtain the withdrawal of such order at the earliest practicable time;

(xv) if such offering is an underwritten offering, use reasonable best efforts to furnish to AIG, each underwriter and the other Investors one or more comfort letters, addressed to the underwriters, AIG and the Investors, dated the effective date of, or the date of the final receipt issued for, such Registration Statement (and brought down to the date of the closing under the underwriting agreement for such offering), signed by the Company’s independent public accountants (or the independent public accountants of any company acquired by the Company whose financial statements are included or incorporated by reference in the Registration Statement) in customary form and covering such matters of the type customarily covered by comfort letters in similar underwritten offerings;

(xvi) if such offering is an underwritten offering, use reasonable best efforts to provide a 10b-5 opinion or statement and legal opinions of the Company’s outside counsel, addressed to the underwriters, dated the effective date of, or the date of the final receipt issued for, such Registration Statement (and brought down to the date of the closing under the underwriting agreement for such offering), each amendment and supplement thereto, with respect to the Registration Statement, each amendment and supplement thereto (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by 10b-5 statements and legal opinions of such nature;

(xvii) make representations, warranties and covenants to AIG, each other Investor and the underwriters, if any, in form, substance and scope as are customarily made by issuers in secondary offerings;

(xviii) promptly make available to AIG and the other Investors each item of correspondence from the SEC, the staff of the SEC or any state securities authority and each item of correspondence written by or on behalf of the Company to the SEC, the staff of the SEC or any state securities authority, to the extent relating to such Registration Statement;

(xix) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement and use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any Transfer of Registrable Securities and facilitating the timely preparation and delivery of certificates representing the Registrable Securities to be sold under the Registration Statement in a form eligible for deposit with The Depository Trust Company, including (A) with respect to the transfer of any physical share certificates representing common shares into book-entry form in accordance with any procedures reasonably requested by AIG or the Investors or the underwriters, including causing such Registrable Securities to be issued in such denominations and registered in such names as the underwriters, if any, may request in writing or, if not an underwritten offering, in accordance with the reasonable instructions of AIG and the other Investors, and (B) to the extent such Registrable Securities are subject to a restrictive legend or stop-transfer order, by removing such legend (or eliminating or terminating such comparable notations or arrangements on securities held in book-entry form) or stop-transfer order and, if required by the Company’s transfer agent, delivering an opinion of the Company’s counsel that the restriction referenced in such legend (or such notations or arrangements) is no longer required in order to ensure compliance with the Securities Act;

(xx) use its reasonable best efforts to remain a WKSI and to not become an ineligible issuer (as defined in Rule 405 under the Securities Act); and

(xxi) comply with all requirements of the Securities Act, Exchange Act and other applicable Laws, rules and regulations, as well as applicable stock exchange rules.

(b) The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to AIG or any other Investor by name, or otherwise identifies AIG or any other Investor as the holder of any securities of the Company, without the consent of AIG (any such consent to be binding on each other Investor), such consent not to be unreasonably withheld, conditioned or delayed, unless and to the extent such disclosure is required by applicable Law.

(c) The Company may require AIG and any other Investor to furnish the Company with such information regarding AIG and such other Investor and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing. If within ten (10) Business Days (or, in connection with an offering that the Company reasonably determines is necessary to cover capital losses or adverse reserve developments as a result of claims arising from a severe natural disaster or catastrophe or another event that is reasonably expected to reduce the Company’s shareholders’ equity by more than 10%, such fewer number of Business Days as the Company shall determine in its reasonable discretion) of the receipt of such a written request from the Company, AIG or any other Investor fails to provide to the Company any information relating to AIG or such Investor, as applicable, that is required by applicable law to be disclosed in the Registration Statement, the Company may exclude AIG’s and such Investor’s, as applicable, Registrable Securities from such Registration Statement.

(d) AIG agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 1.3(a)(vii), 1.3(a)(viii)(C), 1.3(a)(viii)(D) or 1.3(a)(viii)(E) hereof, to the extent that such event requires the discontinuance of the disposition of Registrable Securities covered by a Registration Statement or the related prospectus and such notice reasonably requests such discontinuance, that AIG shall discontinue, and shall use reasonable best efforts to cause each Investor to discontinue, disposition of any Registrable Securities covered by such Registration Statement or the related prospectus until the filing of the supplemented or amended prospectus contemplated by Section 1.3(a)(vii) hereof with the SEC, which supplement or amendment shall be prepared and furnished to AIG and the Investor as soon as practicable and shall be filed with the SEC as promptly as practicable (subject to compliance with Section 1.3(a)(i) hereof), or until AIG and the other Investors are advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amended or supplemented prospectus filed with the SEC or any additional or supplemental filings which are incorporated, or deemed to be incorporated, by reference in such prospectus (such period during which disposition is discontinued being an “Interruption Period”) and, if requested by the Company, AIG shall use its reasonable best efforts to, and shall use its reasonable best efforts to cause each of the other Investors to, destroy or return to the Company all copies then in its possession (other than copies retained (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements, (B) in accordance with a bona fide pre-existing document retention policy, (C) electronically on archival servers as a result of automatic data back-up), of the prospectus covering such Registrable Securities at the time of receipt of such request. As soon as practicable (and in any event no later than two (2) Business Days) after the Company has determined that the use of the applicable prospectus may be resumed, the Company shall provide written notice to AIG and the other Investors. In the event the Company invokes an Interruption Period hereunder, as soon as practicable (and in any event no later than two (2) Business Days) after the need for Company to continue the Interruption Period ceases for any reason, the Company shall provide written notice to AIG and the other Investors that such Interruption Period is no longer applicable. The Company shall use reasonable best efforts to limit the length of any Interruption Period. Notwithstanding anything in this paragraph to the contrary, (i) no Interruption Period shall exceed sixty (60) days, (ii) in any calendar year, no more than ninety (90) days in the aggregate may be part of an Interruption Period, and there may be no more than three (3) Interruption Periods in any one (1) year period, and (iii) no Interruption Period may begin less than thirty (30) days from the termination of the prior Interruption Period. The Company shall not register or sell, or permit the registration or sale of, any securities for its own account or that of any other shareholder during any Interruption Period.

(e) An Investor may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Investor not receive notices from the Company otherwise required by this Section 1.3; provided, that the Investor may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from an Investor (unless subsequently revoked), (i) the Company shall not deliver any such notices to such Investor and (ii) each time prior to such Investor’s intended use of an effective Registration Statement, the Investor will notify the Company in writing at least three (3) Business Days in advance of such intended use, and if a notice of an Interruption Event was previously delivered (or would have been delivered but for the provisions of this Section 1.3(e)) and the related suspension period remains in effect, the Company shall so notify the Investor within two (2) Business Days of the Investor’s notification to the Company by delivering to the Investor a notice of the Interruption Event, and thereafter shall provide such Investor with the related notice of the conclusion of such Interruption Event immediately upon its availability.

1.4 Registration Expenses.

(a) The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement, including, without limitation, (i) all SEC, FINRA and other registration, qualification and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and blue sky laws (including fees and disbursements of counsel in connection therewith); (iv) all preparation, printing, messenger, telephone and delivery expenses (including the cost of distributing prospectuses in preliminary and final form as well as any supplements thereto); (v) all fees and expenses incurred in connection with any “road show” for underwritten offerings, including all costs of travel, lodging and meals; (vi) all transfer agent’s and registrar’s fees; (vii) all fees and expenses of counsel to the Company; (viii) all fees and expenses of the Company’s independent public accountants (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by the Company in connection with or incident to any registration of Registrable Securities pursuant to this Agreement; (ix) internal expenses of the Company and its Subsidiaries (including all salaries and expenses of employees of the Company and its Subsidiaries performing legal or accounting duties), and (x) all fees and expenses of underwriters (other than Selling Expenses) customarily paid by the issuers or sellers of securities (all such costs, fees and expenses, “Registration Expenses”). Each Investor shall pay the fees and expenses of any counsel engaged by such Investor (other than the fees and expenses described in clause (x) of the definition of Registration Expenses) and shall bear its respective Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement.

(b) The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended.

1.5 Indemnification.

(a) In connection with the registration of Registrable Securities pursuant to this Agreement, the Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable Law, and hereby does so indemnify and hold harmless, AIG and the other Investors, their affiliates and their respective directors, officers, employees and partners and each Person who is a “controlling person” of AIG or the other Investors (within the meaning of the Securities Act or the Exchange Act) against, and pay and reimburse AIG and the other Investors, affiliates, directors, officers, employees and partners and controlling persons for any Losses, joint or several, to which AIG and the other Investors or any such affiliate, director, officer, employee or partner or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to any action or inaction required of the Company in connection with any offering covered by such registration, qualification or compliance, and the Company will promptly pay and reimburse AIG and the other Investors and each such affiliate, director, officer, employee, partner and controlling person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or any “issuer free writing prospectus” as such term is defined under Rule 433 under the Securities Act, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by AIG, any other Investor or any such affiliate, director, officer, employee, partner and controlling person expressly for use therein and provided, further, that the Company shall not be liable to the extent that any Losses arise out of or are based upon the use of any prospectus after such time as the Company has advised AIG or any other Investor in writing that a post-effective amendment or supplement thereto is required.

(b) In connection with any Registration Statement in which AIG or any other Investor is participating, AIG and each other Investor will indemnify and hold harmless, to the fullest extent permitted by applicable Law, the Company, its directors and officers, each underwriter (of the Company’s securities covered by such a Registration Statement) and each other Person who is a “controlling person” of the Company (within the meaning of the Securities Act or the Exchange Act) against any Losses, joint or several, to which the Company or any such director or officer, any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) the failure of such Investor to deliver a prospectus in accordance with the requirements of the Securities Act, but, with respect to clauses (i) and (ii), only to the extent that such untrue statement or omission is made in such Registration Statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, written information prepared and furnished to the Company by AIG or any other Investor expressly for use therein, and AIG and any such other Investor will promptly pay and reimburse the Company and each such director, officer, underwriter and controlling Person for any legal or any other expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify and hold harmless will be limited to the net amount of proceeds received by AIG and each other Investor (in the aggregate) from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure or delay to give such notice shall not relieve the indemnifying party of its obligations pursuant to this Agreement except to the extent that it shall be determined by a court of competent jurisdiction that such indemnifying party has been prejudiced by such failure or delay) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate and the fees and expenses of such counsel shall be at the expense of the Indemnifying Party if (i) the indemnifying party has agreed in writing to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder or employ counsel reasonably satisfactory to such Person, (iii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (iv) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld, conditioned or delayed) but if such claim, action or proceeding is settled with such consent or if there has been a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Loss by reason of such settlement or judgment. No indemnifying party will, without the prior written consent of the indemnified party, settle, compromise or offer to settle or compromise any pending or threatened proceeding in respect of which any indemnified party is seeking indemnity hereunder, unless such settlement includes (i) an unconditional release of such Indemnified Party from all liability in connection with such proceeding, (ii) no finding or admission of any violation of Law or any violation of the rights of any Person by the indemnified party or any of its Affiliates and (iii) as its sole relief (if any), monetary damages that are paid in full by the indemnifying party. An indemnifying party will not be obligated to pay the fees and expenses of more than one counsel (in addition to necessary local counsel) for all parties indemnified by such indemnifying party with respect to such claim, provided that the indemnifying party will be liable for one additional counsel if in the reasonable judgment of counsel for any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the registration and sale of any securities by any Person entitled to any indemnification hereunder and the expiration or termination of this Agreement.

(e) If the indemnification provided for in this Section 1.5 is legally unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements, omissions or other actions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount AIG and any other Investor will be obligated to contribute pursuant to this Section 1.5(e) will be limited to an amount equal to the proceeds received by AIG and each other Investor (in the aggregate) in respect of the Registrable Securities sold pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which AIG and each other Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). The parties agree that it would not be just and equitable if contribution pursuant to this Section 1.5(e) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 1.5(e) . No Person guilty of “fraudulent misrepresentation” (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

1.6 Participation in Underwritten Registrations. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Investor included in any underwritten offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Investor’s ownership of its Registrable Securities to be sold in such offering, (B) such Investor’s power and authority to effect such Transfer and (C) such matters pertaining to such Investor’s compliance with securities laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent otherwise expressly provided in Section 1.4 hereof.

1.7 Rule 144 Reporting. With a view to making available the benefits provided by Rule 144 which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and keep public information available at any time when the Company is subject to such reporting requirements. Upon request of AIG or the other Investors, the Company will deliver to AIG and the other Investors a written statement as to whether it has complied with such informational and reporting requirements and will, within the limitations of the exemptions provided by Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC, instruct the transfer agent to remove the restrictive legend affixed to any Registrable Securities to enable such shares to be sold in compliance with Rule 144 (as such rule may be amended from time to time) or any similar rule enacted by the SEC.

1.8 Miscellaneous.

(a) Adjustments Affecting Registrable Securities. The Company will not on its own initiative, except to the extent required by applicable Law or an enforceable court order, propose any of the following actions to be taken by the general meeting of shareholders after the date of this Agreement with respect to Registrable Securities if such actions would materially and adversely affect the ability of AIG or the other Investors to include the Registrable Securities in a registration undertaken pursuant to this Agreement: (i) implementing Transfer restrictions on Registrable Securities, (ii) implementing limits on dispositions of Registrable Securities, (iii) adopting restrictions on the nature of Transferees of Registrable Securities or (iv) implementing or adopting any similar restrictions or limitations with respect to the Transfer of Registrable Securities in violation of the terms of this Agreement. For the avoidance of doubt, any actions which occur by operation of Law, pursuant to an enforceable court order or are taken by the general meeting of shareholders shall not be deemed to be a violation of this Section 1.8(a).

(b) DTC Eligibility. The Company shall use its reasonable best efforts to cause the Registrable Securities, concurrently with the registration of such Registrable Securities pursuant to this ARTICLE I, to be eligible for the depository and book-entry transfer services of The Depository Trust Company.

(c) Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company (i) that provides for piggyback registration rights that are more favorable to such holder or prospective holder than the provisions of Sections 1.1(b) and 1.1(c) are to the Investors or (ii) that conflicts with the terms of this Agreement.

ARTICLE II

COVENANTS

2.1 Transfer Restrictions.

(a) Neither AIG nor any Investor shall Transfer any Original Common Shares (x) until the date that is the six (6) month anniversary of the Closing Date (such date, the “First Restricted Period Termination Date”); and (y) in excess of one-half (1/2) of the Original Common Shares until the date that is the twelve month (12) month anniversary of the Closing Date, in each case, other than Permitted Transfers.

(b) “Permitted Transfer” means, in each case so long as such Transfer is in accordance with applicable Law:

(i) a Transfer of Common Shares to a Permitted Transferee;

(ii) a Transfer of Common Shares in connection with a Merger Transaction or any other transaction approved by the Board; and

(iii) a Transfer of Common Shares to the Company.

(c) In connection with any Transfer to a Permitted Transferee prior to the termination of this Agreement pursuant to Section 3.1, AIG shall cause any Permitted Transferee to execute a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which such Permitted Transferee agrees to become a party to this Agreement and to be an “Investor” for all purposes of this Agreement and provides notice information for the purposes of Section 3.2.

2.2 Ownership Threshold. Neither AIG nor any other Investor shall acquire Beneficial Ownership of additional Common Shares and the Company shall not take or permit any action, in each case, that could reasonably be expected to result in AIG, the Investors or any of their respective Affiliates, acting alone or as part of a Group and directly or indirectly, to Beneficially Own nine and nine-tenths percent (9.9%) or more of the Common Shares; provided that if AIG, the Investors or any of their respective Affiliates (collectively) do come to Beneficially Own nine and nine-tenths percent (9.9%) or more of the Common Shares (the number of securities in excess of such nine and nine-tenths percent (9.9%) levels, the “Excess Shares Amount”), (a) AIG and each other Investor may Transfer a number of such Equity Securities equal to the Excess Shares Amount multiplied by its Pro Rata Portion freely without regard to the Transfer restrictions set forth in Section 2.1, so long as the Transferee of such Equity Securities, if it is not a Permitted Transferee that has already executed a joinder as provided in Section 2.1(d), executes a written instrument, in form and substance reasonably acceptable to the Company, in which such Transferee agrees to comply with the restrictions on Transfer set forth in Section 2.1 and (b) in the event of an action taken by the Company that causes such ownership thresholds to be exceeded (other than share repurchases conducted by the Company in the ordinary course of business consistent with past practice), the Company and the applicable Investor shall negotiate in good faith for the Company to repurchase Equity Securities from such Investor so that such Investor and its Affiliates (collectively) will no longer Beneficially Own nine and nine-tenths percent (9.9%) or more of the Common Shares.

2.3 Listing. The Company agrees to use reasonable best efforts to cause the Common Shares to continue to be listed on the New York Stock Exchange or another national securities exchange in the U.S.

2.4 Private Sale and Legends.

(a) Except as expressly provided in Section 2.1, the Company agrees that nothing in this Agreement shall prohibit the Investors, at any time and from time to time, from selling or otherwise Transferring Common Shares pursuant to a private sale or other transaction which is not registered pursuant to the Securities Act.

(b) At the request of an Investor and to the extent the Common Shares are subject to a restrictive legend, whether such securities are certificated or held in book-entry form, (i) the purchaser who takes ownership from an Investor holding any certificates for such Common Shares shall be entitled to receive from the Company new certificates for the appropriate number of Common Shares not bearing such legend (or the elimination or termination of such comparable notations or arrangements on securities held in book-entry form) and (ii) the Company shall use its reasonable best efforts to procure the cooperation of the Company’s transfer agent in removing such legend (or the elimination or termination of such notations or arrangements). If required by the Company’s transfer agent, the Company shall deliver an opinion of its counsel that the restriction referenced in such legend (or such notations or arrangements) is no longer required in order to ensure compliance with the Securities Act and the Investor shall provide such information as is reasonably requested by Company or its counsel to be able to provide such opinion.

ARTICLE III

MISCELLANEOUS

3.1 Term. This Agreement will be effective as of the Closing Date and shall automatically terminate with respect to an Investor on the date on which such Investor both (a) no longer Beneficially Owns Registrable Securities in excess of one percent (1%) of the Common Shares then outstanding and (y) can sell the Registrable Securities it Beneficially to the public without registration pursuant to Rule 144 without the application of any volume limitations thereunder. If this Agreement is terminated pursuant to this Section 3.1, this Agreement shall become void and of no further force and effect, except for the provisions set forth in Section 1.5 and this ARTICLE III and any confidentiality obligations pursuant to Sections 1.3(a)(vii) and 1.3(a)(xi).

3.2 Notices.

(a) All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by email with receipt confirmed or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 3.2):

(i)	if to AIG:

AMERICAN INTERNATIONAL GROUP, INC.

1271 Avenue of the Americas

New York, New York 10020

Attention:   Rose Marie Glazer, Executive Vice President and Interim General Counsel

Email:     RoseMarie.Glazer@aig.com

with a copy to (which shall not constitute notice):

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:   David K. Lam and Mark A. Stagliano

E-mail:    dklam@wlrk.com; mastagliano@wlrk.com

(ii)	if to the Company:

RenaissanceRe Holdings Ltd.

12 Crow Lane

Pembroke HM19, Bermuda

Attention:   Shannon Bender, Executive Vice President, Group General Counsel and Corporate Secretary

E-mail:    secretary@renre.com

with a copy to (which shall not constitute notice):

Sidley Austin LLP

1501 K Street, N.W.

Washington, DC 20005

Attention:   Karen Dewis and Sean Carney

E mail:    kdewis@sidley.com; scarney@sidley.com

3.3 Investor Actions. Any determination, consent or approval of, or notice or request delivered by, or any similar action of, the Investors (each, an “Investor Action”) shall be made by, and shall be valid and binding upon, all Investors if made by (i) holders of a majority of the Registrable Securities then Beneficially Owned by all Investors or (ii) AIG; provided, that in the event of any conflict between any Investor Action made by holders of a majority of the Registrable Securities then Beneficially Owned by all Investors and an Investor Action made by AIG, the Investor Action made by AIG shall control.

3.4 No Partnership. Nothing in this Agreement shall be taken to constitute a partnership between any of the parties to this Agreement or the appointment of the parties to this Agreement as agent for the others.

3.5 Memorandum of Association. Upon the occurrence of a conflict between any provision of this Agreement and any provision of the Memorandum of Association, then this Agreement will prevail, subject to applicable Law, and in the event applicable Law would conflict with the provisions of this Agreement, the Company will use its reasonable best efforts to facilitate the provision of this Agreement.

3.6 Amendments and Waivers. No provision of this Agreement may be amended, supplemented or modified except by a written instrument signed by all of the parties thereto. No provision of this Agreement may be waived except by a written instrument signed by the party against whom the waiver is to be effective. No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

3.7 Assignment of Registration Rights. The rights of AIG and any other Investor to registration of all or any portion of its Registrable Securities pursuant to this Agreement may be assigned by AIG or such Investor to any Permitted Transferee to the extent of the Registrable Securities Transferred as long as (i) AIG or such Investor, within ten (10) days after such Transfer, furnishes to the Company written notice of the Transfer to the Permitted Transferee and (ii) such Permitted Transferee agrees, following such Transfer, to be subject to all applicable restrictions and obligations set forth in this Agreement, and executes a customary joinder to this Agreement, in form and substance reasonably acceptable to the Company, in which case the applicable Permitted Transferee shall be the beneficiary to all rights of AIG or such Investor and subject to all restrictions and obligations applicable to AIG or such Investor pursuant to this Agreement, to the same extent as AIG or such Investor.

3.8 Assignment. Except as provided in Section 3.7 hereof, this Agreement shall not be assigned, in whole or in part, by operation of law or otherwise without the prior written consent of the parties hereto. Any attempted assignment in violation of this Section 3.8 shall be void. This Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by the parties hereto and their successors and permitted assigns.

3.9 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

3.10 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other means of electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

3.11 Entire Agreement. Except as otherwise expressly provided in this Agreement, this Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between or on behalf of AIG and/or its Affiliates, on the one hand, and the Company and/or its Affiliates, on the other hand, with respect to the subject matter hereof.

3.12 Governing Law; Jurisdiction; Waiver of Jury Trial; Agent for Service of Process. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND WHOLLY TO BE PERFORMED IN THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE CONFLICT OF LAWS PRINCIPLE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO SUBMIT TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK (THE “NEW YORK COURTS”) FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE NEGOTIATION, VALIDITY OR PERFORMANCE OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY (AND AGREES NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), WAIVES ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE NEW YORK COURTS AND AGREES NOT TO PLEAD OR CLAIM IN ANY NEW YORK COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREES THAT SERVICE OF PROCESS MAY BE MADE ON A PARTY HERETO BY U.S. REGISTERED MAIL TO THE ADDRESS FOR SUCH PARTY SET FORTH IN SECTION 3.2, OR OTHER MEANS PERMITTED BY LAW. SERVICE MADE PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCES SHALL HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF NEW YORK. IN THE EVENT ANY PARTY HERETO FAILS TO NOTIFY ANY OTHER PARTY HERETO OF ITS AGENT FOR SERVICE OF PROCESS IN THE STATE OF NEW YORK, NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY HERETO IN ANY OTHER JURISDICTION TO ENFORCE JUDGMENTS OBTAINED IN ANY ACTION, SUIT OR PROCEEDING BROUGHT PURSUANT TO THIS SECTION 3.12.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THE AGREEMENTS IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT R THE FORMATION, BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS OF THIS SECTION 3.12. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

3.13 Specific Performance. (a) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, (b) it is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement, this being in addition to any other remedy to which such party is entitled at law or in equity and (c) in the event that any Action is brought in equity to enforce the provisions of this Agreement, no party hereto shall allege that, and each party hereto hereby waives the defense or counterclaim that, there is an adequate remedy at law.

3.14 No Third Party Beneficiaries. Other than the rights to indemnification provided by Section 1.5 to the Persons referenced therein, this Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

3.15 Defined Terms. Capitalized terms when used in this Agreement have the following meanings:

“Action” means any claim, action, investigation, suit, arbitration, mediation or proceeding by or before any Governmental Authority or arbitral body.

“Affiliate” means, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such specified Person and the term “Affiliated” shall have a correlative meaning. For clarity, neither AIG nor any of its Affiliates shall be, or shall be deemed to be, an Affiliate of the Company, and neither the Company nor any of its Subsidiaries shall be, or shall be deemed to be, an Affiliate of AIG or its Affiliates.

“Agreement” has the meaning set forth in the preamble.

“AIG” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

“Beneficial Owner,” “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act or Rule 16(a)-1(a), as applicable, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule, as applicable

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks in the City of New York, New York, or Bermuda are required by Law to remain closed.

“Closing Date” shall have the meaning ascribed to it in the Stock Purchase Agreement.

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Common Shares” means the common shares, par value $1.00 per share, of the Company.

“Control,” “Controlled” and “Controlling” mean, as to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled by,” “under common Control with” and “Controlling” shall have correlative meanings.

“Controlled Affiliate” means any Affiliate of the specified Person that is, directly or indirectly, Controlled by the specified Person.

“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting or equity securities of a corporation, any and all equivalent or analogous ownership (or profit), voting or equity interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting or equity securities of a corporation, and securities convertible into or exchangeable for any equivalent or analogous ownership (or profit) or voting or equity interests in a Person (other than a corporation), and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“Excess Shares Amount” has the meaning set forth in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“First Restricted Period Termination Date” has the meaning set forth in Section 2.1(a).

“GAAP” means United States generally accepted accounting principles.

“Governmental Authority” means any domestic or foreign governmental, legislative, judicial, administrative or regulatory authority (including and for the avoidance of doubt, state insurance regulatory authorities, the Bermuda Monetary Authority, federal and provincial authorities in Canada, Monetary Authority of Singapore and the Swiss Financial Market Supervisory Authority), agency, commission, board, tribunal, body, court, self-regulatory organization, quasi-governmental authority, association or any instrumentality thereof, whether federal, state, local or non-U.S. or any political subdivision thereto, or any arbitral body or panel.

“Group” has the meaning assigned to such term in Section 13(d)(3) of the Exchange Act.

“Interruption Period” has the meaning set forth in Section 1.3(d).

“Investor” means each of AIG, any successor and any Permitted Transferee who becomes a party hereto pursuant to Section 3.7.

“Investor Action” has the meaning set forth in Section 3.3.

“Law” means any federal, state, local, municipal, foreign or supernational or other law, statute or ordinance, or any rule, code, treaty, principal of common law, constitution, regulation, judgment, order, writ, injunction, ruling, decree, guidance, administrative interpretation, or agency requirement of or adoption by any Governmental Authority.

“Losses” means any and all losses, damages, deficiencies, costs, expenses, liabilities, settlement payments, taxes, awards, judgments, fines, and any interest and penalties relating to the foregoing (including reasonable and documented legal fees (including court and attorneys’ and other professionals’ fees) and expenses and out-of-pocket costs of investigation, collection or enforcement of any provision of this Agreement).

“Memorandum of Association” means the Company’s memorandum of association as then in effect.

“Merger Transaction” means any transaction or series of related transactions involving: (i) any acquisition (whether direct or indirect, including by way of merger, share exchange, consolidation, business combination or other similar transaction) or purchase that would result in any Person or Group Beneficially Owning more than fifty percent (50%) of the total outstanding Equity Securities of the Company (measured by voting power or economic interest), (ii) any tender offer, exchange offer or other secondary acquisition that would result in any Person or Group Beneficially Owning more than fifty percent (50%) of the total outstanding Equity Securities of the Company (measured by voting power or economic interest), or (iii) any transaction pursuant to which Common Shares are exchanged for, or canceled and converted into the right to receive, another security.

“Opt-Out Notice” has the meaning set forth in Section 1.3(e).

“Original Common Shares” means the shares of Common Shares issued to AIG by the Company on the date hereof (as adjusted from time to time to reflect appropriately the effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change).

“Other Stockholders” shall mean Persons who by virtue of current or future agreements with the Company or any of its Subsidiaries (other than this Agreement) are entitled to include their securities in any registration of the offer or sale of securities pursuant to the Securities Act by the Company or any of its Subsidiaries.

“Permitted Transfer” has the meaning set forth in Section 2.1(b).

“Permitted Transferees” means (i) AIG and (ii) any Controlled Affiliate of AIG.

“Person” means any natural person, general or limited partnership, corporation, limited liability company, limited liability partnership, firm, association or organization or other legal entity, including a Governmental Authority.

“Piggyback Registration” has the meaning set forth in Section 1.1(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 1.1(a).

“Piggyback Shelf Take-Down” has the meaning set forth in Section 1.1(a).

“Pro Rata Portion” means, with respect to any Investor, the ratio determined by dividing (A) the number of shares of Equity Securities held by such Investor (including through any securities convertible into, or exercisable or exchangeable for, Equity Securities) by (B) the total number of shares of Equity Securities held by all Investors in the aggregate (including through any securities convertible into, or exercisable or exchangeable for, Equity Securities).

“Registration Date” has the meaning set forth in Section 1.2(a).

“Registrable Securities” means (i) any Common Shares issued pursuant to the Stock Purchase Agreement or (ii) any Equity Securities, including Common Shares, issued or issuable directly or indirectly with respect to the Common Shares issued pursuant to the Stock Purchase Agreement by way of conversion or exchange thereof or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization. As to any particular securities constituting Registrable Securities, such securities will cease to be Registrable Securities when (x) they have been effectively registered or qualified for sale by prospectus filed under the Securities Act and disposed of in accordance with the Registration Statement covering such securities or (y) they have been sold to the public through a broker, dealer or market maker pursuant to Rule 144 or other exemption from registration under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

“Registration Expenses” has the meaning set forth in Section 1.4(a).

“Registration Statement” means a registration statement filed with the SEC to effect a registration under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement..

“Rule 144” means Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, as in effect from time to time.

“SEC” means U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities hereunder.

“Shelf Registration” means registering under the Securities Act an offering of securities to be made on a delayed or continuous basis pursuant to Securities Act Rule 415 or any successor rule thereto on a Shelf Registration Statement (or an existing Automatic Shelf Registration Statement or a prospectus supplement that shall be deemed to be part of an existing Automatic Shelf Registration Statement in accordance with Rule 430B under the Securities Act).

“Shelf Registration Statement” means a Registration Statement on Form S-1 or S-3 or other appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto.

“Signing Date” has the meaning set forth in the recitals.

“Stock Purchase Agreement” has the meaning set forth in the recitals.

“Subsidiary” of any Person means any corporation, general or limited partnership, joint venture, limited liability company, limited liability partnership or other Person that is a legal entity, trust or estate of which (or in which) (a) the issued and outstanding Capital Stock having ordinary voting power to elect a majority of the board of directors (or a majority of another body performing similar functions) of such corporation or other Person (irrespective of whether at the time Capital Stock of any other class or classes of such corporation or other Person shall or might have voting power upon the occurrence of any contingency), (b) more than 50% of the interest in the capital or profits of such partnership, joint venture or limited liability company or (c) more than 50% of the beneficial interest in such trust or estate, is at the time of determination directly or indirectly Beneficially Owned or Controlled by such Person.

“Transfer” means any direct or indirect sale, disposition or other transfer (by operation of law or otherwise) of any Equity Security.

“Transferee” means a Person to whom a Transfer is made or is proposed to be made.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405 promulgated under the Securities Act.

3.16 Interpretation. Interpretation of this Agreement shall be governed by the following rules of construction: (a) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (b) references to the terms Preamble, Recitals, Article, Section, paragraph, Schedule and Exhibit are references to the Preamble, Recitals, Articles, Sections, paragraphs, Schedules and Exhibits to this Agreement unless otherwise specified; (c) the word “including” and words of similar import shall mean “including without limitation,” unless otherwise specified; (d) the word “or” shall not be exclusive; (e) the words “herein,” “hereof,” “hereunder” or “hereby” and similar terms are to be deemed to refer to this Agreement as a whole and not to any specific Section; (f) the headings are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement; (g) the Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted; (h) if a word or phrase is defined, the other grammatical forms of such word or phrase have a corresponding meaning; (i) references to any statute, listing rule, rule, standard, regulation or other law include a reference to (A) the corresponding rules and regulations and (B) each of them as amended, modified, supplemented, consolidated, replaced or rewritten from time to time; (j) references to any section of any statute, listing rule, rule, standard, regulation or other law include any successor to such section; (k) references to the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and shall not mean simply “if”; (l) references ) to an agreement, instrument or other document, means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (m) any reference to a wholly owned Subsidiary of a Person shall mean such Subsidiary is directly or indirectly wholly owned by such Person.

3.17 Further Assurances. Each of the parties (as reasonably requested by the other party) shall execute and deliver, or shall cause to be executed and delivered, such documents and other instruments and shall take, or shall cause to be taken, such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date and year set forth above.

AMERICAN INTERNATIONAL GROUP, INC.

By:	/s/ Sabra Purtill
Name:	Sabra Purtill
Title:	Executive Vice President and Chief Financial Officer

Signature Page

Registration Rights Agreement

IN WITNESS WHEREOF, each of the parties has duly executed this Agreement as of the date and year set forth above.

RENAISSANCERE HOLDINGS LTD.

By:	/s/ Ross Curtis
Name:	Ross Curtis
Title:	Executive Vice President

Signature Page

Registration Rights Agreement